UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2025

Lineage Cell Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-12830	94-3127919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 287-8990

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	LCTX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 3, 2025, Lineage Cell Therapeutics, Inc., (the “Company”) was notified that Moss Adams LLP (“Moss Adams”), the Company's independent registered public accounting firm, merged with Baker Tilly US, LLP (“Baker Tilly”), effective on June 3, 2025, and that the combined audit practices operate as Baker Tilly. In connection with the notification of the merger, Moss Adams resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Audit Committee appointed Moss Adams as the Company’s independent registered public accounting firm on June 11, 2024. The audit report of Moss Adams on the Company’s consolidated financial statements for the year ended December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2024, and from December 31, 2024 through June 3, 2025, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, that would require disclosure under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and from December 31, 2024 through June 3, 2025, neither the Company, nor any person acting on its behalf, consulted Baker Tilly regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of the audit opinion that might be rendered on the Company’s financial statements, and Baker Tilly did not provide any written report or oral advice to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Moss Adams with a copy of the disclosure in this Item 4.01 and requested that Moss Adams furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Moss Adams agrees with the statements made by the Company in this Item 4.01, and if not, stating the respects in which it does not agree. Moss Adams furnished such a letter, a copy of which is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Moss Adams LLP June 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date:	June 9, 2025	By:	/s/ George A. Samuel III
		Name: Title:	George A. Samuel III General Counsel and Corporate Secretary